united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 , Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 4/30

Date of reporting period: 4/30/19

Item 1. Reports to Stockholders.

Athena Behavioral Tactical Fund
(Formerly Athena Value Fund)

Class A Shares: ATVAX
Class I Shares: ATVIX

Annual Report
April 30, 2019

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.athenatacticalfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

June 30, 2019

Dear Investor,

Each year at this time, Athena Behavioral Tactical Fund (the “Fund”) provides this letter to investors. The purpose of this letter is to provide a review of the fiscal year ended April 30, 2019, provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook. The Fund is an open-end mutual fund with approximately $8 million in assets under management as of April 30, 2019. The Fund seeks to generate capital appreciation by utilizing the Sub-Adviser’s patented research on Behavioral Portfolio Management to allocate to what is believed to be the most attractive market segment among large cap US equities, small cap US equities and international equities. The strategy may go to cash in markets that are believed to provide no opportunities. The strategy will be allocated 1x in markets believed to be normal market conditions and in market conditions the strategy believes are opportunistic the strategy may increase its exposure up to 2x. Only one market segment is invested in at a time and the allocation decision is typically made monthly to give the selected market segment time to play out.

Figure 1
The Fund’s Investment Results

As of April 30, 2019	5/1/2018 to 6/30/2018	Q3 2018	Q4 2018	Q1 2019	April 2019	One Year	Since Inception
ATVIX Class I (NAV)*	-1.17%	0.00%	-13.40%	12.23%	3.89%	-0.20%	2.66%
ATVAX Class A (NAV)*	-1.27%	-0.10%	-13.48%	12.25%	3.79%	-0.59%	2.38%
ATVAX Class A (Max Load)*	-6.91%	-5.88%	-18.49%	5.77%	-2.20%	-6.27%	0.86%
S&P 500 Index	3.04%	7.71%	-13.52%	13.65%	4.05%	13.49%	10.88%
MSCI ACWI Index	-0.42%	4.28%	-12.75%	12.18%	3.38%	5.06%	6.49%

*	The inception date of Class A and Class I is 05/15/2015

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Total annual operating expenses are 3.10 and 2.85% for the Class A and I shares, respectively. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses until at least August 31, 2020. After this fee waiver, the expense ratios are 1.50% and 1.25% for the Class A and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses, including other share classes. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-888-868-9501. The index shown is for informational purposes only and is not reflective of any investment. An investor cannot invest directly in an index. Indices do not include fees or operating expenses and are not available for actual investment. They are unmanaged and shown for illustrative purposes only. The S&P 500 is widely regarded as the best singe gauge of large-cap U.S. equities and serves as the foundation for a wide range of investment products. The MSCI ACWI Index is a free-float weighted equity index, that includes both emerging and developed world markets.

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Investment Results & Commentary

From the Fund’s fiscal year start on May 1, 2018 through the end of the Fund’s fiscal year on April 30, 2018 (the “Investment Period”) the Fund’s Class I Shares produced a -0.20% return and the Class A Shares produced a -0.59% return. For the period from May 1, 2018 through March 11, 2019 the Fund was utilizing a concentrated, deep value equity strategy. During this time the Fund’s Class I Shares returned -5.22% as value-oriented equities continued to underperform compared to growth-oriented equities. On March 12, 2019 the Fund switched investment strategies to the current strategy which was outlined in the opening paragraph. From March 12, 2019 through the end of the Fund’s fiscal year on April 30, 2019 the Fund’s Class I Shares returned +5.30%.

The first two months of the Investment Period (May and June 2018) saw U.S. equity markets caught between several macroeconomic factors. Strong economic data and a tailwind from the U.S. tax reform were pushing up against escalating fears of a trade war throughout the second quarter. The Fund posted a -1.17% return for May-June 2018. While the Fund had strong security selection in the Consumer Staples sector, the Fund remained underweight the Information Technology, which was a top performing sector. The Fund’s Investment Strategy was typically underweight Information Technology as a lot of stocks in that sector do not pay a dividend, which under the old investment strategy was a requirement for the Fund to hold them. Also, Information Technology stocks often do not have valuations viewed as attractive by the Fund’s former Investment Criteria.

The third quarter of 2018 proved fruitful for U.S. equity markets. The S&P 500 saw gains in each of the three months during the quarter. July was the best monthly performance for the S&P 500 during the third quarter as investors focused on positive earnings and jobs reports and continued to shrug off other global and macroeconomic signals such as a brewing trade war between the U.S. and China. The S&P 500 ended July +3.72%. August saw the S&P 500 finally regain the highs for the year from January and post a string of record closes. In aggregate, the S&P 500 posted a +3.26% return in August as investors again remained focused on the few things going well and seemed to ignore the many things that could go wrong. September saw slightly more choppiness in the U.S. equity markets as the Federal Reserve raised interest rates for the third time in 2018. The S&P 500 finished September +0.57%, bringing the third quarter index return to +7.71%. The third quarter of 2018 was the best quarter for the S&P 500 since Q4 2013. The quarter also saw growth equities continue to extend their 2018 lead over their value counterparts. The Fund posted a +0.00% return for the third quarter of 2018. While the Fund had strong security selection and benefited from an overweight to the Financials sector, the Fund’s Information Technology holdings detracted significantly from performance on both an absolute (the sector contributed -1.66% to the Fund’s performance) and on a relative basis.

U.S. equity markets ran headfirst into a “wall of worry” in the Fourth Quarter of 2018. In October, concerns surrounding earnings growth for the FAANG stocks, continued talks of trade wars and comments from Federal Reserve Chairman Jerome Powell that the U.S. was “a long way” from neutral interest rates culminated in a -9.63% intra-month drawdown for the S&P 500 before the index rallied in the final days of the month to finish -6.84%. The modest rally that began in the last two trading days of October continued in early November, sending the S&P 500 up +3.79% amid a lingering cloud of uncertainty. From there, the S&P oscillated between gains and losses, eventually finishing the month +2.04%. December started out on a strong note as well with a seemingly positive outcome from a G-20 Summit meeting between the U.S. and China. However, the very next day the yield curve inverted, bringing with it new concerns surrounding the economy and a fresh round of selling in the U.S. equity markets. It was in this environment that the Federal Reserve raised interest rates for the fourth time in 2018, which led to more selling in U.S. equity markets, concluding with the worst Christmas Eve in

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history for the S&P 500. The final day of the selloff brought the S&P 500 to -14.72% intramonth low. A post-Christmas rally brought the index back to finish the month -9.03%, the worst monthly performance for the index since February 2009. In aggregate, the S&P 500 posted performance of -13.52% for the Fourth Quarter of 2018, its worst quarterly return since the Third Quarter of 2011. The Athena Value Fund posted a -13.40% return for the fourth quarter of 2018.

After a raucous fourth quarter 2018 for U.S. equity markets, it felt like market exuberance took hold in the First Quarter of 2019. The S&P 500 continued a rally that began the day after Christmas 2018, en route to posting positive performance each of the three months during the first quarter of 2019. January saw the S&P 500 up +8.01%, the best one-month return for the index since October 2015. The index continued on to return +3.21% in February and +1.94% in March to bring the first quarter 2019 return to +13.65%, the best quarter since the third quarter of 2009. This recovery for the S&P 500 came amid a somewhat cloudy economic backdrop. The markets seemingly reacted positively to news that the U.S. and China we nearing the end of a standoff over trade. Meanwhile, investors continued to weigh Federal Reserve comments that they will be more responsive to markets when considering future rate hikes against an economic and earnings backdrop they believe was mixed at best. Until March 11, 2019 the Fund continued to utilize a concentrated, deep value equity strategy. From the start of 2019 through March 11, 2019 the Fund returned +10.74%. On March 12, 2019 the Fund switched its investment strategy from the Athena Value strategy to the Athena Global Tactical Strategy. From March 12, 2019 through April 30, 2019 the Fund’s Class I Shares were positive +5.30%.

Outlook

As we look ahead, we are excited about the new strategy the Fund is utilizing. We believe this new strategy’s tactical nature will allow the Fund to perform well across multiple market environments. The tactical nature of the strategy follows deep behavioral currents in the marketplace, which we believe will be beneficial to the Fund especially given the current uncertainty in the macroeconomic backdrop.

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns. They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors

Investors should carefully consider the investment objectives, risks, charges and expenses of the Athena Behavioral Tactical Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 888-868-9501. The prospectus should be read carefully before investing. The Athena Behavioral Tactical Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Princeton Fund Advisors, LLC is not affiliated with Northern Lights Distributors, LLC.

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IMPORTANT RISKS AND DISCLOSURES:

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Fund’s adviser as June 30, 2019 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Mutual Funds involve risks including the possible loss of principal.

Investing in the Athena Behavioral Tactical Fund includes various risks. Credit Risk There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Emerging Markets Risk Investing in emerging markets involves exposure to economic structures that are generally less diverse and mature, and political systems that can be expected to have less stability than those of developed countries. ETF (Exchange Trade Fund) Risk ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other Funds that invest directly in equity and fixed income securities. ETN (Exchange-Traded Notes) Risk ETNs are obligations of the issuer of the ETN, and are subject to credit risk. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. Foreign Investment Risk Foreign investing in equity securities or notes of foreign issuers involves risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Interest Rate Risk, which is the risk that fixed income security prices overall, including the prices of securities held by the Fund or an ETF in which the Fund invests, will decline over short or even long periods of time due to rising interest rates. Issuer-Specific Risk The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Leverage Risk The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. Management Risk The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The portfolio managers’ judgments regarding market behavioral indicators and the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Market Risk The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities which may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Mutual Fund Risk Mutual funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. Options Risk Option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying put and call options can be more speculative than investing directly in securities. The prices of all derivative instruments, including options, are highly volatile. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Portfolio Turnover Risk A higher portfolio turnover will result in higher transactional and brokerage costs. Small and Medium Capitalization Company Risk The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general. Swaps Risk Swaps involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The value of a swap may be highly volatile and may fluctuate substantially during a short period of time. U.S. Government Securities Risk The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment. Value Investing Risk The adviser’s assessment of a security’s intrinsic value may never be fully recognized or realized by the market. Volatility Risk The Fund invests in securities which may be more volatile and carry more risk than other investments.

6533-NLD-06/20/2019

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Athena Behavioral Tactical Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2019

The Fund’s performance figures* for the period ended April 30, 2019, compared to its benchmark:

			Annualized
			Inception** -
	One Year	Annualized 3 Year	April 30, 2019
Athena Behavioral Tactical Fund – Class A	(0.59)%	5.01%	2.38%
Athena Behavioral Tactical Fund – Class A with load	(6.27)%	2.96%	0.86%
Athena Behavioral Tactical Fund – Class I	(0.20)%	5.31%	2.66%
S&P 500 Total Return Index	13.49%	14.87%	10.88%
MSCI ACWI Index	5.06%	11.36%	6.49%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses, before expense reimbursements and waived fees, are 3.10% for Class A shares and 2.85% for Class I shares per the March 12, 2019 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.50% for Class A shares and 1.25% for Class I shares. Returns would have been lower had the Adviser not waived fees or reimbursed expenses. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

**	Inception date is May 15, 2015.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

MSCI ACWI Index is an index representing the equity returns in 23 developed and 24 emerging markets.

Comparison of the Change in Value of a $100,000 Investment

Athena Behavioral Tactical Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
April 30, 2019

The Fund’s Top Asset Classes as of April 30, 2019 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Fund Large-Cap	98.5%
Short-Term Investment	1.1%
Other Assets Less Liabilities	0.4%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Athena Behavioral Tactical Fund
PORTFOLIO OF INVESTMENTS
April 30, 2019

Shares		Value
	EXCHANGE TRADED FUND - 98.5%
	LARGE-CAP - 98.5%
27,070	SPDR S&P 500 ETF Trust	$7,959,121

	TOTAL EXCHANGE TRADED FUND (Cost $7,572,976)

	SHORT-TERM INVESTMENT - 1.1%
	MONEY MARKET FUND - 1.1%
85,941	Goldman Sachs Financial Square Funds - Government Fund to yield 2.08% * (Cost $85,941)	85,941

	TOTAL INVESTMENTS - 99.6% (Cost $7,658,917)	$8,045,062
	OTHER ASSETS LESS LIABILITIES - 0.4%	29,064
	NET ASSETS - 100.0%	$8,074,126

*	Money market fund; interest rate reflects seven-day effective yield on April 30, 2019.

See accompanying notes to financial statements.

Athena Behavioral Tactical Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2019

ASSETS
Investments (cost $7,658,917)	$8,045,062
Receivable due from Adviser, net	12,530
Dividends and interest receivable	118
Prepaid expenses and other assets	30,563
TOTAL ASSETS	8,088,273

LIABILITIES
Payable to related parties	4,034
Distribution (12b-1) fees payable	11
Accrued expenses and other liabilities	10,102
TOTAL LIABILITIES	14,147
NET ASSETS	$8,074,126

Net Assets Consist Of:
Paid in capital	$8,121,750
Accumulated deficit	(47,624)
NET ASSETS	$8,074,126

Net Asset Value Per Share:
Class A Shares:
Net Assets	$70,770
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,590
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.32
Maximum offering price per share (maximum sales charge of 5.75%)	$9.89

Class I Shares:
Net Assets	$8,003,356
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	856,916
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.34

See accompanying notes to financial statements.

Athena Behavioral Tactical Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2019

INVESTMENT INCOME
Dividend Income (Tax withholding of $1,803)	$355,131
Interest Income	5,561
TOTAL INVESTMENT INCOME	360,692

EXPENSES
Investment advisory fees	96,669
Distribution (12b-1) Fees:
Class A	2,764
Registration fees	45,865
Accounting services fees	34,543
Legal fees	17,599
Trustees fees and expenses	16,065
Compliance officer fees	15,743
Administrative services fees	14,215
Audit and tax fees	12,741
Printing and postage expenses	9,979
Third Party Administrative Servicing Fees	7,539
Custodian fees	5,842
Transfer agent fees	3,607
Insurance expense	112
Other expenses	3,639
TOTAL EXPENSES	286,922
Less: Fees waived and reimbursed by the Adviser	(163,435)
NET EXPENSES	123,487
NET INVESTMENT INCOME	237,205

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments and foreign currency translations	(530,827)

Net change in unrealized appreciation (depreciation) on:
Investments	127,636
Foreign currency translations	(20)
Net change in unrealized appreciation on investments and foreign currency translations	127,616

NET REALIZED AND CHANGE IN UNREALIZED LOSS ON INVESTMENTS	(403,211)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(166,006)

See accompanying notes to financial statements.

Athena Behavioral Tactical Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2019	April 30, 2018
FROM OPERATIONS
Net investment income	$237,205	$250,526
Net realized gain (loss) from investments and currency translations	(530,827)	1,118,248
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	127,616	(396,936)
Net increase (decrease) in net assets resulting from operations	(166,006)	971,838

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid :*
Class A	(120,701)	—
Class I	(535,531)	—
From net realized gains:
Class A	—	(55,932)
Class I	—	(320,313)
From net investment income:
Class A	—	(29,098)
Class I	—	(191,746)
Net decrease in net assets resulting from distributions to shareholders	(656,232)	(597,089)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	70,976	168,835
Class I	5,090,907	2,205,819
Net asset value of shares issued in reinvestment of distributions:
Class A	107,637	76,244
Class I	489,040	486,202
Payments for shares redeemed:
Class A	(1,452,403)	(376,902)
Class I	(6,458,002)	(1,956,725)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(2,151,845)	603,473

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,974,083)	978,222

NET ASSETS
Beginning of Year	11,048,209	10,069,987
End of Year **	$8,074,126	$11,048,209

Class A:
Shares Sold	7,224	16,837
Shares Reinvested	12,708	7,617
Shares Redeemed	(177,773)	(38,027)
Net decrease in shares of beneficial interest outstanding	(157,841)	(13,573)

Class I:
Shares Sold	590,094	223,642
Shares Reinvested	57,670	48,572
Shares Redeemed	(704,130)	(195,316)
Net increase (decrease) in shares of beneficial interest outstanding	(56,366)	76,898

*	Distributions from net investment income and net realized capital gains are combined for the year ended April 30, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information. The distributions to shareholders for the year ended April 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes undistributed net investment income of $75,153 as of April 30, 2018.

See accompanying notes to financial statements.

Athena Behavioral Tactical Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended	Year Ended		Period Ended
Class A	April 30, 2019		April 30, 2018	April 30, 2017		April 30, 2016 (1)
Net asset value, beginning of period	$10.23		$9.91	$9.38		$10.00
Activity from investment operations:
Net investment income (2)	0.21		0.21	0.20		0.17
Net realized and unrealized gain (loss) on investments	(0.35)		0.64	0.47		(0.70)
Total from investment operations	(0.14)		0.85	0.67		(0.53)
Less distributions from:
Net investment income	(0.07)		(0.18)	(0.14)		(0.09)
Net realized gains	(0.70)		(0.35)	(0.00	) (7)	(0.00	) (7)
Total distributions	(0.77)		(0.53)	(0.14)		(0.09)
Net asset value, end of period	$9.32		$10.23	$9.91		$9.38
Total return (3)	(0.59	)% (6)	8.69%	7.16%		(5.20	)% (6)
Net assets, at end of period (000s)	$71		$1,692	$1,773		$1,668
Ratio of gross expenses to average net assets (4)(5)	3.20%		3.10%	4.01%		8.56%
Ratio of net expenses to average net assets (5)	1.50%		1.50%	1.50%		1.50%
Ratio of net investment income to average net assets (5)	2.22%		2.12%	2.05%		2.04%
Portfolio Turnover Rate	129%		97%	94%		34	% (6)

(1)	The Athena Behavioral Tactical Fund Class A shares commenced operations on May 15, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Total returns would have been lower had the adviser not waived fees and reimbursed expenses.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Amount less than $0.005.

See accompanying notes to financial statements.

Athena Behavioral Tactical Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended	Year Ended		Period Ended
Class I	April 30, 2019		April 30, 2018	April 30, 2017		April 30, 2016 (1)
Net asset value, beginning of period	$10.24		$9.92	$9.39		$10.00
Activity from investment operations:
Net investment income (2)	0.24		0.23	0.21		0.20
Net realized and unrealized gain (loss) on investments	(0.34)		0.65	0.49		(0.71)
Total from investment operations	(0.10)		0.88	0.70		(0.51)
Less distributions from:
Net investment income	(0.10)		(0.21)	(0.17)		(0.10)
Net realized gains	(0.70)		(0.35)	(0.00	) (7)	(0.00	) (7)
Total distributions	(0.80)		(0.56)	(0.17)		(0.10)
Net asset value, end of period	$9.34		$10.24	$9.92		$9.39
Total return (3)	(0.20	)% (6)	8.97%	7.39%		(4.99	)% (6)
Net assets, at end of period (000s)	$8,003		$9,356	$8,297		$3,863
Ratio of gross expenses to average net assets (4)(5)	2.95%		2.85%	3.76%		8.31%
Ratio of net expenses to average net assets (5)	1.25%		1.25%	1.25%		1.25%
Ratio of net investment income to average net assets (5)	2.49%		2.32%	2.15%		2.44%
Portfolio Turnover Rate	129%		97%	94%		34	% (6)

(1)	The Athena Behavioral Tactical Fund Class I shares commenced operations on May 15, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Total returns would have been lower had the adviser not waived fees and reimbursed expenses.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Amount less than $0.005.

See accompanying notes to financial statements.

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2019

1.	ORGANIZATION

The Athena Behavioral Tactical Fund (the “Fund”), formerly known as Athena Value Fund, prior to March 12, 2019, is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers Class A and Class I shares. The Fund also has Class C shares which were not offered during the period. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, depending on how much you invest which may be waived by the Adviser under certain circumstances. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies set by the Trust and followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the fair value procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser or sub-adviser. The team may also enlist third party consultants, such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) the adviser or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause an adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities, are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Fund’s prospectus for a full listing of risks associated with these investments. The following tables summarize the inputs used as of April 30, 2019 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$7,959,121	$—	$—	$7,959,121
Short-Term Investment	85,941	—	—	85,941
Total	$8,045,062	$—	$—	$8,045,062

There were no transfers into or out of Level 2 or Level 3 during the current period presented. It is the Fund’s policy to record transfers into or out of a level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns for open tax years ended April 30, 2016 to April 30, 2018, or expected to be taken in the Fund’s April 30, 2019 tax year-end returns. The Fund identified its major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended April 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $12,130,539 and $14,739,967 respectively.

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, direct the daily operations of the Fund and supervise the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended April 30, 2019 the Fund incurred advisory fees of $96,669.

During the period covered by the report, the Adviser delegated management of the Fund’s portfolio to AthenaInvest Advisors LLC (the “Sub-Adviser”). The Sub-Adviser is responsible for securities selection and trade execution. The Adviser compensates the Sub-Adviser for its services from the management fees received from the Fund, which are computed and accrued daily and paid monthly and do not impact the financial statements of the Fund.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until August 31, 2020, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding expenses such as front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles) or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees), contractual indemnification of Fund service providers (other than the Adviser) do not exceed 1.50% per annum of Class A average daily net assets, 2.25% per annum of Class C average daily net assets, and 1.25% per annum of Class I average daily net assets (the “Expense Limitation”). For the year ended April 30, 2019, the Adviser waived fees and reimbursed expenses of $163,435.

If the Adviser waives any fees or reimburses any expenses pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than the Expense Limitation, respectively, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If the Operating Expenses attributable to the Class A, Class C and Class I shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the Adviser by the following dates:

April 30, 2020	April 30, 2021	April 30, 2022
$192,786	$174,476	$163,435

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

Distributor - The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I shares are not covered under the Plans. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the year ended April 30, 2019, the Fund paid $2,764 to the Distributor for Class A shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares, for the year ended April 30, 2019, the Distributor received $0 from front-end sales charge of which $0 was retained by the Distributor or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the fiscal years ended April 30, 2019 and April 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2019	April 30, 2018
Ordinary Income	$417,041	$299,701
Long-Term Capital Gain	239,191	297,388
	$656,232	$597,089

As of April 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$236,976	$—	$(236,002)	$(434,743)	$—	$386,145	$(47,624)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $236,002.

At April 30, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$434,743	$—	$434,743	$—

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$7,658,917	$386,145	$—	$386,145

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the SPDR S&P 500 ETF Trust (“SPDR”). The Fund may redeem its investment in SPDR at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The Fund’s performance will be directly affected by the performance of SPDR. The financial statements of SPDR, including the portfolio of investments, can be found on the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of April 30, 2019, the Fund owns 98.5% of SPDR.

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of this ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Athena Behavioral Tactical Fund (formerly Athena Value Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Athena Behavioral Tactical Fund (formerly Athena Value Fund) (the Fund) as of April 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended and for the period from May 15, 2015 (commencement of operations) to April 30, 2016 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 15, 2015 (commencement of operations) to April 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor to one or more of Princeton Fund Advisers, LLC advised investment companies since 2010.

Denver, Colorado

July 1, 2019

Athena Behavioral Tactical Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2019

Athena Behavioral Tactical Fund (Adviser – Princeton Fund Advisors, LLC)*

In connection with the regular meeting held on March 27-28, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“Adviser”) and the Trust, with respect to the Athena Behavioral Tactical Fund (referred to as the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that PFA was founded in 2011, had assets under management of approximately $1.4 billion, and specialized in sourcing and bringing various alternative asset management managers and strategies to a variety of institutional and individual clients. The Trustees discussed the background information of the key personnel responsible for servicing the Fund, taking into consideration their education and the investment team’s financial industry experience and longevity. They noted that the adviser’s investment process utilized the investment team’s ability to perform research and due diligence on hedge fund managers and strategies that meet the adviser’s criteria and adapt those strategies into formats that meet mutual fund limitations. They discussed PFA’s comprehensive supervisory program of the sub-adviser that combined risk management, portfolio construction and monitoring, setting investment objectives, evaluating sub-adviser performance, and monitoring the sub-adviser. The Trustees observed that the adviser exhibited a focus on risk management and worked with the sub-adviser to mitigate risk. They considered that the adviser worked directly with the sub-adviser to monitor compliance with the Fund’s investment limitations. They further noted that the adviser reported no material compliance or litigation issues that since its last advisory contract renewal. The Board noted that the adviser continued to demonstrate expertise with registered investment companies and had sufficient resources to supervise sub-advisers. The Board concluded that PFA should continue to provide a high level of service to the Fund and shareholders.

Performance. The Trustees reviewed the performance of the Fund, noting its objective. They also discussed the Fund’s deep-value strategy and how it was executed, noting that the Fund generally maintained a relatively concentrated portfolio. They observed that the Fund underperformed its benchmark, Broadridge peer group median and Morningstar category median over both the since inception and 1-year periods, but noted that it produced positive returns for shareholders over both periods. They considered the adviser’s explanation that the Fund’s performance would be better evaluated over a longer time period. After discussion, the Board concluded that the Fund’s performance was not unsatisfactory.

Fees and Expenses. The Trustees noted that the advisory fee of 1.00% was higher than the Broadridge peer group median and average and its Morningstar category median and average, but within the ranges of the category. They considered the adviser’s assertion that the advisory fee level was warranted by the strength of the advisory and sub-advisory teams serving the Fund and the amount of resources devoted by each to the Fund. They observed that while the Fund’s net expense ratio was higher than its peer group median

Athena Behavioral Tactical Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2019

and average and the Morningstar category median and average, the adviser currently had an expense limitation agreement in place with respect to the Fund. They further noted that Fund was considerably smaller in terms of assets than its peer group funds. After discussion, the Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether the adviser had experienced economies of scale with respect to the advisory services provided to the Fund. They reasoned that due to the Fund’s relatively small size and the adviser’s profit analysis, the adviser had not yet experienced economies of scale, and that the absence of breakpoints was acceptable at this time. They agreed that the matter of economies of scale would be revisited as the asset size of the Fund increases.

Profitability. The Trustees considered the profits realized by the adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Fund. They noted that the adviser had realized a loss with respect to the Fund over the past year, and agreed that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of Athena.

Athena Value Fund (Sub-Adviser – AthenaInvest Advisors, LLC)*

In connection with the regular meeting held on March 27-28, 2019 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between PFA and AthenaInvest Advisors, LLC(” sub-advisor”), with respect to the Athena Value Fund. In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent, and Quality of Service. The Trustees noted that the sub-adviser was founded in 2005, currently managed approximately $346 million in assets ($98 million, in regulatory assets) provided investment advisory services primarily to financial professionals, and specialized in the use of behavioral portfolio management, a patented investment process. They reviewed the background information of the key investment personnel responsible for sub-advising the Fund, noting their considerable financial industry experience. The Trustees observed that the sub-adviser’s strategy was a relatively concentrated one, and that the firm attempted to mitigate concentration and volatility risk by maintaining sector diversification and monitoring liquidity among the smaller capitalized investments. They considered that the sub-adviser attempted to manage risk through the use of behavioral factors, which it believed were predictive of market returns, and would adjust exposure

Athena Behavioral Tactical Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2019

levels accordingly. They discussed the firm’s process for monitoring compliance with the Fund’s investment limitations and selecting brokers and noted that the SEC had performed a limited-scope examination of the sub-adviser in May 2018, noting no material findings. The Trustees considered the adviser’s assertion that the sub-adviser had performed its responsibilities adequately. The Trustees noted that the sub-adviser was experienced in behavioral portfolio management with an experienced team and adequate resources to support the Fund. The Trustees concluded that the sub-adviser was expected to continue to provide quality service to the Fund, adviser and shareholders.

Performance. The Trustees reviewed the performance of the Fund, noting its objective of long-term capital appreciation. The Trustees considered that under the historical strategy, the Fund had a two star rating from Morningstar. The Trustees considered a comprehensive Morningstar report that the adviser provided that detailed the composite performance of all accounts managed by the Fund’s sub-adviser under its Global Tactical strategy, which is the proposed new strategy of the Fund. The Trustees noted that performance had been strong since 2011, outpacing the Tactical Allocation category and the Morningstar Moderate Risk category by substantial margins, gross of fees. They noted that for investors willing to accept high volatility in exchange for a higher return, the Fund had the potential to deliver on those expectations. After discussion, the Trustees concluded that the adviser and sub-adviser should be retained to implement the new investment strategy.

Fees & Expense. The Trustees reviewed the sub-advisory fee and noted that it was 40% of the net advisory fee earned by the adviser, and that such fee was generally competitive with that charged by the sub-adviser to separate account clients for a comparable strategy. The Trustees further noted that the sub-adviser noted a proposed fee increase to 50% of the net advisory fee earned by the adviser with which the adviser agreed. After further discussion, the Trustees concluded that the current sub-advisory fee of 40%, or the proposed changed sub-advisory fee to 50% of the net advisory fee earned by the adviser was not unreasonable.

Economies of Scale. The Trustees considered whether the sub-adviser had achieved economies of scale with respect to the sub-advisory services provided to the Fund. The Trustees agreed that economies, with respect to the overall Fund fees and expenses, was primarily a Fund-level issue and should be considered with respect to the Fund’s overall advisory agreement and advisory fee.

Profitability. The Trustees discussed the profits realized by the sub-adviser in connection with the operation of the Fund. They noted that the sub-adviser realized a net loss over the past year with respect to the services it provided to the Fund, and they concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee was not unreasonable and that renewal of the agreement was in the best interests of the shareholders of Athena.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Athena Behavioral Tactical Fund
EXPENSE EXAMPLES (Unaudited)
April 30, 2019

As a shareholder of the Athena Behavioral Tactical Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019.

Actual Expenses *

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes *

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	11/1/18	4/30/19	11/1/18 – 4/30/19	11/1/18 – 4/30/19
Class A	$1,000.00	$1,056.10	$ 7.65	1.50%
Class I	$1,000.00	$1,057.90	$ 6.38	1.25%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	11/1/18	4/30/19	11/1/18 – 4/30/19	11/1/18 – 4/30/19
Class A	$1,000.00	$1,017.36	$ 7.50	1.50%
Class I	$1,000.00	$1,018.60	$ 6.26	1.25%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio net of waived/reimbursed fees, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable a comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 181/365 (to reflect the full half-year period).

**	Annualized.

Athena Behavioral Tactical Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

4/30/19 – NLFT_v2

Athena Behavioral Tactical Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004-2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013-2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2019, the Trust was comprised of 83 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

4/30/19 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISER
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

SUB-ADVISER
AthenaInvest Advisors, LLC
5340 S. Quebec St., Suite 365-N
Greenwood Village, CO 80111

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $15,500

2018 - $15,500

(b)	Audit-Related Fees

2019 – None

2018 – None

(c)	Tax Fees

2019 – $3,300

2018 – $3,250

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 – None

2018 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019   2018

Audit-Related Fees:      0.00% 0.00%

Tax Fees:      0.00% 0.00%

All Other Fees:     0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 – None

2018 – None

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/08/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/08/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 7/08/19